UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2021

Aurinia Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Canada	001-36421	46-4129078
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

#1203-4464 Markham Street
Victoria, British Columbia
V8Z 7X8
(250) 708-4272
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value	AUPH	The Nasdaq Stock Market LLC
Common Shares, without par value	AUP	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On April 23, 2021, the Board of Directors (the “Board”) of Aurinia Pharmaceuticals Inc. (the “Company”) approved an amended and restated form of the Company’s by-law No.2 (“Amended and Restated By-laws”). The purpose of the amendment was to increase the number of shares that are required to be present at any meeting of shareholders for purposes of establishing a quorum. Prior to the amendment, the presence of two shareholders (in person or by proxy) representing at least of 25% of the Company’s issued and outstanding common shares was required to establish a quorum for the conduct of business. In order to align Company’s quorum requirements with those required by Nasdaq Global Market LLC, the Board approved increasing the quorum requirements to two shareholder present (in person or by proxy) representing at least 33 1/3% of the Company’s issued and outstanding common shares.

The Amended and Restated By-laws became effective upon their approval by the Board. However, pursuant to the provisions of the Business Corporations Act (Alberta), the Amended and Restated By-laws will cease to be effective (and the pre-existing by-law No. 2 will return to effect) unless the Amended and Restated By-Laws are approved, ratified and confirmed by a resolution adopted by a simple majority of the votes cast by shareholders at the Company’s next annual meeting of shareholders.

The full text of the amendment made is set forth below, marked to show the changes adopted by the Board:

"10.16 Quorum
A quorum for the transaction of business at any meeting of shareholders shall be at least two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxy or representative for any absent shareholder so entitled, and representing in the aggregate not less than ~~Twenty-Five~~ Thirty-Three and a third Percent (~~25~~33 1/3%) of the outstanding shares of the Corporation carrying voting rights at the meeting. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If within half an hour of the time appointed for the holding of a meeting of the shareholders a quorum is not present, the meeting, if convened upon a requisition of shareholders, shall be dissolved. In any other case, it shall stand adjourned to the same day in the next week at the same time and place; and if at such adjourned meeting a quorum not be present, those shareholders who are present shall be deemed to be a quorum and may transact all business which a full quorum might have done."

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
3.2	Amended and Restated By-Law No. 2 amended as of April 23, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 27, 2021

AURINIA PHARMACEUTICALS INC.

By:	/s/ Joseph Miller
Name:	Joseph Miller
Title:	Chief Financial Officer